The Royce Fund
Supplement to the Prospectus dated May 1, 2010
Royce Discovery Fund

Effective August 9, 2010, the following sections of the Prospectus are revised:

1. "Principal Investment Strategies" is replaced in its entirety with the following:

Principal Investment Strategies
Royce & Associates, LLC ("Royce"), the Fund's investment adviser, invests the Fund's assets primarily in the equity securities of micro-cap companies with stock market capitalizations up to $500 million. Royce's proprietary model for the Fund uses quantitative fundamental factors to make purchase and sale recommendations for the Fund's portfolio. Such model-generated recommendations are then evaluated by the Fund's portfolio managers using both quantitative and qualitative portfolio analysis before investment decisions are implemented by the Fund's portfolio managers. The model and the Fund's portfolio managers use Royce's value approach, focusing on factors such as balance sheet quality, cash flow levels and various other measures of a company's profitability.

Normally, the Fund invests at least 80% of its net assets in the equity securities of micro-cap companies. Although the Fund normally focuses on the securities of U.S. companies, it may invest up to 10% of its assets in foreign securities.

2. "Primary Risks for Fund Investors" is replaced in its entirety with the following:

Primary Risks for Fund Investors
As with any mutual fund that invests in common stocks, Royce Discovery Fund is subject to market risk-the possibility that common stock prices will decline over short or extended periods of time. As a result, the value of your investment in the Fund will fluctuate with the market, and you could lose money over short or long periods of time.

The Fund is dependent on Royce for its success, and Royce in turn relies on both its proprietary model and the Fund's portfolio managers. To the extent that the market for micro-cap securities does not reward those factors utilized by the model, the performance of the Fund may be negatively affected.

The prices of micro-cap securities are generally more volatile and their markets are less liquid relative to larger-cap securities. Therefore, the Fund may involve considerably more risk of loss and its returns may differ significantly from funds investing in larger-cap companies or other asset classes.

Investments in the Fund are not bank deposits and are not insured by the Federal Deposit Insurance Corporation or any other government agency.

3. "Investment Adviser and Portfolio Management" is replaced in its entirety with the following:

Investment Adviser and Portfolio Management
Royce serves as investment adviser to the Fund. George Necakov, Director of Quantitative Strategies and Portfolio Manager of Royce, and James J. Harvey, a Portfolio Manager of Royce, co-manage the Fund, assisted by Charles M. Royce, President and Co-Chief Investment Officer of Royce. Mr. Necakov has managed the Fund since its inception; Mr. Harvey began to co-manage the Fund with him in 2010. Mr. Royce became an assistant portfolio manager of the Fund in 2010.

June 10, 2010